Filed Pursuant to Rule 497
File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated June 6, 2013
to
Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in our common shares.

Receipt of Co-Investment Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief permitting us to co-invest with certain of our affiliates in privately negotiated transactions.  Subject to satisfaction of certain conditions specified in the order, we are now permitted to co-invest in additional investment opportunities, including investments originated and directly negotiated by our sub-adviser, GSO, with FS Investment Corporation, FS Investment Corporation II and any future affiliated BDCs.